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                                                                    Exhibit 24.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-83687, 333-52551, 333-30727, 333-16209,
333-07003, 33-47618, 33-47619, 33-51578, and 33-89582.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 3, 2000